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                                                                   EXHIBIT 10.1



                     SECOND ADDENDUM TO SERVICE AGREEMENTS

      This Second Addendum to Service Agreements ("Second Addendum"), by and between Insurance Management Solutions, Inc. ("IMS") and each of Bankers Insurance Company ("BIC"), First Community Insurance Company ("FCIC") and Bankers Security Insurance Company ("BSIC"), hereby modifies and supplements those certain Service Agreements, effective January 1, 1998, by and between IMS and each of BIC, FCIC and BSIC (hereinafter collectively, the "Agreements"), and shall be attached to and form a part of the Agreements.

      WHEREAS, effective January 1, 1998, each of BIC, FCIC and BSIC entered into separate Agreements with IMS; and

      WHEREAS, the parties desire to further amend those Agreements, effective April 1, 1999, pursuant to rights granted under Section 6 of the Agreements.

      NOW, THEREFORE, in consideration of the promises and the mutual covenants contained in the Agreements and in this Second Addendum, and intending to be legally bound hereby, IMS, BIC, FCIC and BSIC agree as follows:

         1. Applicability. This Second Addendum shall only be applicable to the following lines of insurance ("Applicable Lines"):
            o  Non-Standard Automobile Insurance
            o  Non-Standard Automobile Insurance for certain General Agents
            o  All Other Lines of Business, as defined in the Agreements
               (but specifically excluding: Homeowners, Flood and Workers Compensation)

         2. Exhibit "A" to each of the Agreements shall be amended to add the following language:

            Notwithstanding any other provision of the Agreements (including this Exhibit A thereto), BIC, FCIC and BSIC covenant and agree, jointly and severally, to pay IMS aggregate minimum service fees for the above Applicable Lines (exclusive of reimbursed costs and expenses, data processing charges and mailroom, policy assembly, cash office and records management service fees) as follows:

            A. For the period April 1, 1999 through June 30, 1999: $5,057,000;

            B. For the period July 1, 1999 through September 30, 1999:
               $2,792,000 and

            C. For the period October 1, 1999 through December 31, 1999:
               $3,093,000.

            Any service fees paid to IMS during any of the above stated periods that are based upon actual direct written premium for the Applicable Lines shall offset any amount due to IMS as a minimum service fee for such period.

         3. The above minimum service fees are dependent upon IMS completing certain key tasks ("Deliverables") within a specified period of time. The Deliverables are specified in "Attachment 1" to this Addendum, which is referenced herein and hereby incorporated by reference. If IMS fails to perform the Deliverables within the specified period of time, then the parties shall make a good faith effort to adjust the minimum service fees to be paid under this Addendum.

         4. General Agreement. Except for the terms of this Second Addendum, all other terms of the Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties have caused this Second Addendum to the
Service Agreements to be executed by their respective duly authorized officers effective as of April 1, 1999.


WITNESSES:                                 Insurance Management Solutions, Inc.

/s/ Richard Torra                          BY:   /s/ Jeffrey S. Bragg
-------------------------------------         ---------------------------------

/s/ Christopher P. Breakiron               ITS:  COO
-------------------------------------          --------------------------------


WITNESSES:                                 Bankers Insurance Company

/s/ Richard Torra                          BY:   /s/ G. Kristen Delano
-------------------------------------         ---------------------------------

/s/ Judith A. Peterson                     ITS:  Secretary
-------------------------------------          --------------------------------


WITNESSES:                                 First Community Insurance Company

/s/ Richard Torra                          BY:   /s/ G. Kristen Delano
-------------------------------------         ---------------------------------

/s/ Judith A. Peterson                     ITS:  Secretary
-------------------------------------          --------------------------------


WITNESSES:                                 Bankers Security Insurance Company

/s/ Richard Torra                          BY:   /s/ G. Kristen Delano
-------------------------------------         ---------------------------------

/s/ Judith A. Peterson                     ITS:  Secretary
-------------------------------------          --------------------------------




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                                 ATTACHMENT 1

                                 DELIVERABLES


Non Standard Automobile Insurance

o  No later than 8/6/99, correction and re-release of the Texas Rating disk.

o Implementation of scheduled 8/15/99 Florida rate change, including functioning rating disks.

o Implementation of scheduled 9/15/99 Louisiana rate change, including functioning rating disks.


Commercial Products

o  Implementation of the Florida rate change which was effective July 1, 1999.

o By 9/1/99, delivery of functional BOP processing system and resolution of all significant outstanding programming issues which may hinder the processing of business.

o Delivery of automated inland marine for the Vector product, scheduled for 10/1/99.

o Implementation of the Commercial Auto rate change effective 10/1/99, including the rating disk.